INTANGIBLE ASSETS	12 Months Ended
Mar. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
NOTE 6	INTANGIBLE ASSETS

Costs to acquire intangible assets are capitalized and if such assets are determined to have a finite useful life, amortized to expense using a straight line method over this finite useful life. Costs to acquire intangible assets that are determined to be indefinitely lived, such as the costs to acquire Abbreviated New Drug Applications (“ANDA’s”), are capitalized, but not amortized to expense.

Patent application costs capitalized were incurred in relation to the Company’s abuse deterrent opioid technology. Amortization of such patent costs will begin upon the issuance of marketing authorization by the FDA of a product incorporating such patented technology and be calculated on a straight line basis through the expiry of the related patent(s).

All intangible assets are tested for impairment on at least an annual basis, as close to year end as practical, or sooner, should events or changes in circumstances occur that may indicate a potential impairment of a listed intangible asset.

As of March 31, 2016 and 2015, the following costs were recorded as intangible assets on the Company’s balance sheet:

	2016 (Audited)	2015 (Audited and Restated)
Intangible assets at beginning of fiscal year
Patent application costs	$334,457	$302,602
ANDA acquisitions	6,047,317	6,047,317
Less: Accumulated Amortization	—	—
Net Intangible Assets at beginning of fiscal year	$6,381,774	$6,349,919

Intangible asset costs capitalized during the fiscal year
Patent application costs	$30,025	$31,855
ANDA acquisition costs	—	—
Total cost of intangible assets capitalized	$30,025	$31,855

Intangible assets at end of fiscal year
Patent application costs	$364,482	$334,457
ANDA acquisition costs	6,047,317	6,047,317
Less: Accumulated Amortization	—	—
Net Intangible Assets	$6,411,799	$6,381,774

The costs incurred in patent applications totaling $30,025 and $31,855 for Fiscal 2016 and Fiscal 2015, respectively, were all related to our abuse resistant and extended release opioid product lines. The Company is continuing its efforts to achieve approval of such patents. Additional costs incurred in relation to such patent applications will be capitalized as intangible assets, with amortization of such costs to commence upon approval of the patents and commercialization of products utilizing the patented technologies.

The ANDA acquisition costs of $450,000 recorded as of the beginning of Fiscal 2015 and included as a part of intangible assets as of March 31, 2015 and March 31, 2014, are related to our acquisition of the ANDA for Phentermine 37.5mg tablets.

The ANDA acquisition costs incurred during Fiscal 2014, totaling approximately $5.6 million consist of 12 approved ANDA’s (the “Mikah Approved ANDAs”) and one ANDA that is under active review with the FDA (the “Mikah ANDA Application Product”) which were acquired from Mikah Pharma LLC (“Mikah”) pursuant an asset purchase agreement between the Company and Mikah dated August 1, 2013 (the “Mikah Asset Purchase Agreement”). A Current Report on Form 8-K was filed with the SEC on August 5, 2013 in relation to the Mikah Asset Purchase Agreement, with such filing being herein incorporated by reference.